UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 7, 2023

POLARIS INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-114111	41-1790959
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2100 Highway 55 Medina, Minnesota		55340
(Address of Principal Executive Offices)		(Zip Code)

(763) 542-0500
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PII	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 7, 2023, Polaris Inc. (“Polaris” or the “Company”) and certain of its subsidiaries entered into an amendment to its existing credit agreement with U.S. Bank National Association, as administrative agent, and the several lenders party thereto (the “Credit Agreement”). The Credit Agreement was amended to, among other things (i) terminate all guarantees provided by subsidiaries of Polaris under the Credit Agreement, (ii) remove the requirement for subsidiaries of Polaris to provide guarantees of the obligations under the Credit Agreement and (iii) remove certain subsidiaries of Polaris as co-borrowers under the Credit Agreement.

A copy of the amendment, which includes the amended credit facility, is filed as Exhibit 10.1 hereto, qualifies the above description and is incorporated by reference herein.

Substantially concurrent with the termination of the guarantees pursuant to the Credit Agreement amendment, the subsidiary guarantees under the Company’s Master Note Purchase Agreement, dated as of July 2, 2018, as amended, were also released and discharged.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
10.1
Amendment No. 6 dated as of November 7, 2023 to the Fourth Amended and Restated Credit Agreement dated as of July 2, 2018, by and among Polaris Inc., certain of its affiliates listed on the signature pages thereto, the lenders listed on the signature pages thereto and U.S. Bank National Association, as administrative agent.

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 7, 2023

POLARIS INC.

/s/ Robert P. Mack
Robert P. Mack
Chief Financial Officer